                                                                    EXHIBIT 23.2

         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 1998, except for the first and fifth paragraphs of Note 14 which are as of February 27, 1998 appearing on page 30 of Inprise Corporation's Annual Report on Form 10-K for the period ended December 31, 1997.



PricewaterhouseCoopers LLP
San Jose, California
August 12, 1998